UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 28, 2012

Validus Holdings, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-33606	98-0501001
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

29 Richmond Road, Pembroke, Bermuda	HM08
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(441) 278-9000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

                    On November 28, 2012, Validus issued the press releases attached as Exhibit 99.1 and Exhibit 99.2 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

                    (d) Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Press Release, dated November 28, 2012

99.2	Press Release, dated November 28, 2012

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Validus Holdings, Ltd.

	By:	/s/ Robert F. Kuzloski
Name: Robert F. Kuzloski
Title: Executive Vice President & General Counsel

Date: November 28, 2012